FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Disclosure of information about key assumptions to measure fair value of warrants [Table Text Block]
	Issue date
	May 2023	February 2023	May 2021

Expected volatility	48.43%	48.43%	48.43%
Share price (Canadian Dollar)	0.63	0.63	0.63
Expected life (in years)	1.849	1.603	1.849
Risk-free interest rate	4.9%	4.9%	4.9%
Expected dividend yield	0%	0%	0%
Fair value:

Per Warrant (Canadian Dollar)	$0.014	$0.01	$0
Total Warrants (Canadian Dollar in thousands)	$7	$50	$0